U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          --------------------------


                                   FORM 8-K



                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): June 2, 2003




                          EASTGROUP PROPERTIES, INC.
               ----------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)





         Maryland                         1-7094                  13-2711135
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)


     300 One Jackson Place, 188 East Capitol Street, Jackson, MS 39201-2195
     ----------------------------------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                 (601) 354-3555
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                  Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  Other Events.

     The historical ratios of earnings to combined fixed charges and preferred stock dividends for the periods indicated are as follows:

                                             Three Months Ended                   Years Ended December 31,
                                               March 31, 2003         2002       2001       2000       1999       1998
                                           ----------------------- ---------- ---------- ---------- ---------- ----------
Ratio of Earnings to Fixed Charges and
Preferred Stock Dividends                           1.24              1.33       1.48       1.44       1.57       1.83


     For purposes of calculating the above ratios, earnings represent net income from continuing operations plus interest expense and an interest component of rental expense. Fixed charges represent interest expense and preferred stock dividends from our consolidated statements of operations plus capitalized interest and an estimated interest component of rental expense. The ratios are based solely on historical financial information and no pro forma adjustments have been made thereto.


ITEM 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     (12) Statements Regarding Computation of Ratios.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2003

                           EASTGROUP PROPERTIES, INC.


                           By:  /s/ N. KEITH MCKEY
                              ------------------------
                                 N. Keith McKey
                                 Executive Vice President, Chief Financial
                                 Officer and Secretary

                                 Exhibit Index
Exhibit No.     Description

(12)            Statements Regarding Computation of Ratios.

EastGroup Properties, Inc.                                            Exhibit 12
Ratio of earnings to fixed charges (dollars in thousands)

                                                Three Months                        Years Ended December 31,
                                                   Ended       -----------------------------------------------------------------
                                               March 31, 2003      2002         2001         2000         1999         1998
                                             -----------------------------------------------------------------------------------
Net income                                    $      5,264        23,626       34,182       36,512       38,355       29,336

Adjustments:
   Discontinued operations                            (104)           99          (53)         (24)        (136)         (81)
   (Gain) loss on real estate and securities          (282)       (1,929)      (7,278)     (10,925)     (15,387)      (9,713)
                                             -----------------------------------------------------------------------------------

Income from continuing operations                    4,878        21,796       26,851       25,563       22,832       19,542

Interest expense                                     4,698        17,387       17,823       18,570       17,688       16,948
Interest component of rental expense                    88           337          314          296          269          220

                                             -----------------------------------------------------------------------------------
Earnings                                      $      9,664        39,520       44,988       44,429       40,789       36,710
                                             ===================================================================================

Interest expense                                     4,698        17,387       17,823       18,570       17,688       16,948
Capitalized interest                                   486         2,061        2,329        2,060        1,834          822
Interest component of rental expense                    88           337          314          296          269          220
Preferred stock dividends                            2,502        10,008       10,008       10,008        6,126        2,070

                                             -----------------------------------------------------------------------------------
Fixed charges                                 $      7,774        29,793       30,474       30,934       25,917       20,060
                                             ===================================================================================

Ratio of earnings to fixed charges                    1.24          1.33         1.48         1.44         1.57         1.83
                                             ===================================================================================